UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2019

Annual Report

to Shareholders

DWS Communications Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights

24	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
37	Information About Your Fund’s Expenses
38	Tax Information
39	Advisory Agreement Board Considerations and Fee Evaluation
44	Board Members and Officers
48	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Communications Fund

Letter to Shareholders

Dear Shareholder:

Following a very strong year for investors, the outlook remains generally positive for 2020. Continued economic growth along with other healthy macroeconomic conditions, such as employment levels, provide reasons to be confident despite certain potential risks for short-term setbacks. We however do not see greater than usual risk probabilities for a recession or bear-market losses.

Our Americas Chief Investment Officer (“CIO”), David Bianco, says that an economic or a market slump, while not expected, cannot be completely ruled out. We expect monetary policy to remain on hold in both the Eurozone and the U.S., with no further interest rate cuts by either the European Central Bank or the U.S. Federal Reserve. Concerns about economic slowing, soft capital expenditures and manufacturing, excess oil production, technological and geopolitical conflicts, and low interest rates are likely to remain in 2020, with the potential for unexpected flare-ups. Election concerns and political uncertainty will rise in 2020, in our opinion, but will likely be relieved post elections.

Basically, while it would be hard to match the strong returns seen in 2019, our economists are cautiously optimistic. The current cycle has demonstrated unusual staying power.

As always, we encourage you to visit the “Insights” section of our Web site, dws.com. There you will find our Global CIO View and Americas CIO View, which integrate the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This global perspective guides our strategic investment approach.

Thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Communications Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Process

The Fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In choosing securities, portfolio management emphasizes investments in companies offering products, services and enabling technologies in a wide spectrum from traditional communications to newer data-centric communications like the Internet and corporate networks.

DWS Communications Fund returned 26.06% during 2019, trailing the 27.39% gain for the MSCI World Communication Services Index. However, the Fund outpaced the index in the five- and ten-year periods that ended on December 31, 2019. It also outperformed the average return of the funds in its Morningstar peer group, Communications Funds, in the ten-year period ended on the same date.

Following the very challenging end to 2018, markets staged a recovery in the first quarter of 2019 as fears of slowing global growth eased, the Federal Reserve adopted a more accommodative tone, and concerns about the U.S.-China trade dispute dissipated somewhat. Stocks, after continuing to move higher through mid-year, subsequently surged in the fourth quarter as economic data picked up and the United States and China moved toward the first phase of a trade deal.

The communication services sector effectively kept pace with the 27.67% return of the MSCI World Index. The internet/interactive media & services industry performed very well, offsetting the weaker relative results for traditional telecommunications stocks.

Performance Attribution

A handful of specific holdings played a role in the Fund’s modest underperformance in the annual period. Nokia OYJ, the Finland-based

4	|	DWS Communications Fund

communications-equipment company, was the largest detractor. The stock trailed the broader sector by a wide margin due to due to an unanticipated increase in spending on product development.

Positions in a number of legacy telecommunications companies hurt relative performance at a time of hearty investor risk appetites. Among these were China Unicom Ltd.,* Orange SA, SBA Communications Corp.,* and Vodafone Group PLC. An underweight position in AT&T, Inc. further weighed on relative results. The stock rebound from significant skepticism related to its purchase of Time Warner, as well as questions about company’s exposure to the satellite industry. Although AT&T lost a large number of subscribers, its operating performance did not deteriorate. In addition, it made efforts to improve operations and strengthen its balance sheet. The Fund did participate in the stock’s gain, but to the same extent as the index. On the plus side, an underweight in Verizon Communications Inc. aided relative performance in the legacy telecom area, as did zero weightings in Telefonica SA* and BT Group PLC.*

“Our broader view remains that “connecting” is now occurring on an entirely different level, and that the services and tools available to communicate, digitally consume content, and conduct commerce are expanding dramatically.”

World Wrestling Entertainment, Inc. was another key detractor, as its spending picked up and certain international deals took longer than expected to complete. A position in CBS Corp.* also detracted, as its merger with Viacom, Inc.* was viewed negatively by the markets. (The merger was completed on December 4, 2019, at which point the two companies became ViacomCBS, Inc.*) An underweight in Facebook, Inc. was a further detractor, as the company’s better-than-expected results offset concerns about the potential for a more challenging regulatory environment.

On the plus side, New York Times Co. was a top contributor to the Fund’s 12-month return. The company’s digital subscriber additions remained on a strong trajectory, boosting its shares. We view New York Times as an example of how a company with unique content can create value through the digital delivery of its product. The Fund’s long-time holding in American Tower Corp., which is classified as a real estate investment trust, also contributed. The company continued to benefit from growing demand for wireless service coverage, as well as the expanding need for

DWS Communications Fund	|	5

rising coverage density amid rapidly growing data usage. A position in Universal Display Corp.,* a maker of organic light-emitting diode (OLED) screens used in smartphones and other applications, was another top performer of note. The shares rose sharply in the first quarter due to the accelerating use of its product in smartphones and televisions. Believing the stock had reached a fair valuation, we sold it from the portfolio.

Among the Fund’s non-U.S. holdings, the Japanese company SoftBank Group Corp. was a key contributor. The Fund benefited from being overweight in stock during the first half of the year, when the gap between the value of the company’s assets and its stock price narrowed. The Chinese company Alibaba Holding Group Ltd. also performed well thanks to strength in its top-line results and an improvement in its profit margins following a long period of investment.

Outlook and Positioning

The underpinnings of the U.S. and world economy appeared sturdy at year-end, supporting the key growth drivers for communications companies. One such driver is the expected acceleration in the number and quality of direct-to-consumer streaming offerings available worldwide. These new services offer considerably more choice and customization opportunity for consumers. This trend has clear beneficiaries, including companies that provide services or the necessary infrastructure. At the same time, the changes in this area could also increase the time viewers spend away from traditional content. We believe this could pose mounting challenges to some established providers, such as ViacomCBS.

In our view, one the most important themes in the sector is the functional merging of the telecommunications services and media/entertainment industries due to the rapid improvement in the related technologies. This development has helped created investment opportunities in direct-to-consumer streaming. The Fund’s overweight in the entertainment industry, including Spotify Technologies SA and Walt Disney Co., reflects this view. Akamai Technologies, Inc. also stands to capitalize on this trend given the infrastructure requirements needed to deploy streaming video, forming the basis for the Fund’s position in the stock.

We also believe there are opportunities in providers of unique content, such as World Wrestling Entertainment, Inc. and interactive content, including Activision Blizzard, Inc. In contrast, the Fund is underweight in

6	|	DWS Communications Fund

the traditional media area. While our investment discipline is primarily bottom-up, our research shows that many companies in the group face challenges due to the shift away from traditional content.

We think innovation in web-based services is likely to continue at a strong pace, increasingly blurring the lines between how people spend free time and how they shop. Online marketplaces, social networks, online advertisers, digitally driven direct-to-consumer content providers, and the companies that provide supporting services have the potential for long-term market share gains, while traditional providers of these services face higher risks.

The need for increasingly robust communication infrastructure is another enduring theme we have identified, and we think a number of specific wireless tower and data center companies could benefit.

The Fund was underweight in the diversified telecommunications services industry, reflecting its mature growth profile. However, the industry’s defensive qualities could become more attractive if economic growth begins to slow.

Our broader view remains that “connecting” is now occurring on an entirely different level, and that the services and tools available to communicate, digitally consume content, and conduct commerce are expanding dramatically. We continue to seek companies that can best capture the growth afforded by this change — and which do so in a way that creates value for their shareholders — while avoiding those whose growth and value propositions could experience the largest disruptions.

*	Not held at December 31, 2019.

Portfolio Management Team

Daniel Fletcher, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2017 with twenty-four years of industry experience. Prior to joining, he worked in portfolio management and equity research at Neuberger Berman, with a focus on technology, media and telecommunications companies. Before that, he worked as a telecommunications services analyst and in equity research management at Lehman Brothers. Previously, he served in investment research and execution functions at The Batavia Group and as a structured finance analyst at Deloitte & Touche.

–	Portfolio Manager and Analyst for US Equities: New York.

–	BA in Communications from William Paterson University; MBA in Finance from Rutgers Graduate School of Management.

DWS Communications Fund	|	7

Sebastian P. Werner, PhD, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Communication Services Index (formerly known as MSCI World Telecommunication Services Index) is an unmanaged index designed to capture the large and mid-capitalization segments across 23 developed markets countries. All securities in the index are classified in the Communication Services sector as per the Global Industry Classification Standard (GICS®).

The Morningstar Communications Funds category consists of funds whose portfolios concentrate on telecommunications and media companies of various kinds. Most invest in some combination of cable television, wireless-communications and communications-equipment firms, as well as traditional phone companies. A few favor entertainment firms, mainly broadcasters, film studios, publishers and online service providers.

Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.

8	|	DWS Communications Fund

Performance Summary	December 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
Unadjusted for Sales Charge	26.06%	6.46%	9.62%
Adjusted for the Maximum Sales Charge (max 5.75% load)	18.81%	5.21%	8.98%
MSCI World Index†	27.67%	8.74%	9.47%
MSCI World Communication Services Index††	27.39%	5.61%	7.17%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
Unadjusted for Sales Charge	25.08%	5.66%	8.80%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	25.08%	5.66%	8.80%
MSCI World Index†	27.67%	8.74%	9.47%
MSCI World Communication Services Index††	27.39%	5.61%	7.17%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 12/31/19
No Sales Charges	26.39%	6.73%	9.90%
MSCI World Index†	27.67%	8.74%	9.47%
MSCI World Communication Services Index††	27.39%	5.61%	7.17%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 1.70%, 2.48% and 1.45% for Class A, Class C and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Communications Fund	|	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

††

MSCI World Communication Services Index (formerly known as MSCI World Telecommunication Services Index) is an unmanaged index designed to capture the large and mid capitalization segments across 23 developed markets countries. All securities in the index are classified in the Communication Services sector as per the Global Industry Classification Standard (GICS®).

	Class A	Class C	Institutional Class

Net Asset Value
12/31/19	$25.79	$23.19	$26.41
12/31/18	$20.47	$18.54	$20.96

Distribution Information as of 12/31/19
Income Dividends, Twelve Months	$.02	$—	$.08

10	|	DWS Communications Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/19	12/31/18
Common Stocks	94%	90%
Convertible Bonds	3%	—
Corporate Bonds	3%	8%
Cash Equivalents	0%	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
Interactive Media & Services	36%	32%
Entertainment	19%	15%
Diversified Telecommunication Services	18%	22%
Media	10%	9%
Wireless Telecommunication Services	7%	13%
Software	2%	—
Real Estate Investment Trusts	2%	4%
IT Services	1%	1%
Electronic Equipment, Instruments & Components	1%	—
Internet & Direct Marketing Retail	1%	2%
Professional Services	1%	—
Leisure Products	1%	—
Communications Equipment	1%	1%
Semiconductors & Semiconductor Equipment	—	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/19	12/31/18
United States	86%	78%
Japan	3%	6%
United Kingdom	3%	2%
Sweden	1%	2%
France	1%	3%
Singapore	1%	2%
Germany	1%	1%
Other	4%	6%
	100%	100%

DWS Communications Fund	|	11

Ten Largest Holdings at December 31, 2019 (68.4% of Net Assets)		Country	Percent
1	Alphabet, Inc.	United States	20.8%
	Provides Web-based search, maps, hardware products and various software applications
2	Facebook, Inc.	United States	12.2%
	Operates a social networking Web site
3	Walt Disney Co.	United States	8.3%
	Creator of theme parks and motion pictures
4	Verizon Communications, Inc.	United States	7.3%
	Integrated telecommunications company
5	AT&T, Inc.	United States	4.8%
	Integrated telecommunications company
6	Netflix, Inc.	United States	4.5%
	Provides internet streaming services
7	Comcast Corp.	United States	3.6%
	Broadcasting and television company
8	Charter Communications, Inc.	United States	2.7%
	Operates as a cable telecommunications company
9	Vodafone Group PLC	United Kingdom	2.1%
	Provides a range of mobile telecommunication services
10	KDDI Corp.	Japan	2.1%
	Provider of long distance telephone and cellular services

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 48 for contact information.

12	|	DWS Communications Fund

Investment Portfolio	as of December 31, 2019

	Shares	Value ($)
Common Stocks 94.2%
Communications Equipment 0.5%
Nokia Oyj (ADR) (a)	122,250	453,548

Diversified Telecommunication Services 16.7%

AT&T, Inc.	110,330	4,311,697

Cellnex Telecom SA 144A	17,166	741,576

Deutsche Telekom AG (Registered)	48,021	784,463

Hellenic Telecommunications Organization SA	32,912	525,595

Orange SA	84,039	1,236,475

Singapore Telecommunications Ltd.	382,600	945,596

Verizon Communications, Inc.	107,738	6,615,113

		15,160,515

Electronic Equipment, Instruments & Components 1.1%

Corning, Inc.	14,273	415,487

Dolby Laboratories, Inc. “A”	8,515	585,832

		1,001,319

Entertainment 19.2%

Activision Blizzard, Inc.	29,167	1,733,103

IMAX Corp.*	40,713	831,767

Live Nation Entertainment, Inc.*	6,930	495,287

Netflix, Inc.*	12,586	4,072,452

Spotify Technology SA*	8,637	1,291,663

Walt Disney Co.	52,310	7,565,595

World Wrestling Entertainment, Inc. “A”	21,819	1,415,399

		17,405,266

Interactive Media & Services 34.9%

Alphabet, Inc. “A”*	6,891	9,229,736

Alphabet, Inc. “C”*	7,189	9,611,837

Facebook, Inc. “A”*	53,702	11,022,336

Snap, Inc.*	60,118	981,727

Twitter, Inc.*	23,676	758,816

		31,604,452

Internet & Direct Marketing Retail 0.7%

Alibaba Group Holding Ltd. (ADR)*	1,637	347,208

Etsy, Inc.*	6,608	292,734

		639,942

The accompanying notes are an integral part of the financial statements.

DWS Communications Fund	|	13

	Shares	Value ($)
IT Services 1.4%

Akamai Technologies, Inc.*	9,690	837,022

GDS Holdings Ltd. (ADR)*	8,996	464,014

		1,301,036

Leisure Products 0.5%
Hasbro, Inc.	4,600	485,806

Media 9.1%

Charter Communications, Inc. “A”*	4,984	2,417,639

Comcast Corp. “A”	72,204	3,247,014

Fox Corp. “A”	20,815	771,612

Liberty Media Corp. “A”*	10,623	513,516

New York Times Co. “A”	22,198	714,109

Sirius XM Holdings, Inc.	77,449	553,760

		8,217,650

Professional Services 0.5%
Nielsen Holdings PLC	24,310	493,493

Real Estate Investment Trusts (REITs) 2.2%

American Tower Corp.	4,331	995,350

Lamar Advertising Co. “A”	5,552	495,572

QTS Realty Trust, Inc. “A”	8,987	487,724

		1,978,646

Software 0.3%
Nuance Communications, Inc.*	13,156	234,571

Wireless Telecommunication Services 7.1%

KDDI Corp.	64,600	1,928,097

SoftBank Group Corp.	22,700	982,937

T-Mobile U.S., Inc.*	19,506	1,529,661

Vodafone Group PLC	1,002,594	1,954,893

		6,395,588
Total Common Stocks (Cost $71,682,741)		85,371,832

	Principal Amount ($)	Value ($)
Corporate Bonds 2.7%
Diversified Telecommunication Services 0.5%
CenturyLink, Inc., Series Y, 7.5%, 4/1/2024	396,000	446,490

Interactive Media & Services 1.0%
Match Group, Inc., 6.375%, 6/1/2024	900,000	943,875

Media 1.2%
Discovery Communications LLC, 5.0%, 9/20/2037	940,000	1,062,375
Total Corporate Bonds (Cost $2,279,574)		2,452,740

The accompanying notes are an integral part of the financial statements.

14	|	DWS Communications Fund

	Principal Amount ($)	Value ($)
Convertible Bonds 2.8%
Diversified Telecommunication Services 0.6%
Vonage Holdings Corp. 144A, 1.75%, 6/1/2024	643,000	574,132

Software 2.2%

Everbridge, Inc. 144A, 0.125%, 12/15/2024	1,000,000	988,249

Nuance Communications, Inc., 1.25%, 4/1/2025	853,000	947,514

		1,935,763
Total Convertible Bonds (Cost $2,516,916)		2,509,895

	Shares	Value ($)
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c) (Cost $488,996)	488,996	488,996

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.62% (b) (Cost $296,206)	296,206	296,206

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $77,264,433)	100.6	91,119,669
Other Assets and Liabilities, Net	(0.6)	(506,482)

Net Assets	100.0	90,613,187

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 12/31/2019	Value ($) at 12/31/2019
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (b) (c)
1,441,530	—	952,534	(d)	—	—	13,227	—	488,996	488,996
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.62% (b)
1,759,087	21,099,672	22,562,553		—	—	44,933	—	296,206	296,206
3,200,617	21,099,672	23,515,087		—	—	58,160	—	785,202	785,202

The accompanying notes are an integral part of the financial statements.

DWS Communications Fund	|	15

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2019 amounted to $453,544, which is 0.5% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communications Equipment	$453,548	$—	$—	$453,548
Diversified Telecommunication Services	10,926,810	4,233,705	—	15,160,515
Electronic Equipment, Instruments & components	1,001,319	—	—	1,001,319
Entertainment	17,405,266	—	—	17,405,266
Interactive Media & Services	31,604,452	—	—	31,604,452
Internet & Direct Marketing	639,942	—	—	639,942
IT Services	1,301,036	—	—	1,301,036
Leisure Products	485,806	—	—	485,806
Media	8,217,650	—	—	8,217,650
Professional Services	493,493	—	—	493,493
Real Estate Investment Trusts	1,978,646	—	—	1,978,646
Software	234,571	—	—	234,571
Wireless Telecommunication Services	1,529,661	4,865,927	—	6,395,588
Corporate Bonds (e)	—	2,452,740	—	2,452,740
Convertible Bonds (e)	—	2,509,895	—	2,509,895
Short-Term Investments (e)	785,202	—	—	785,202
Total	$77,057,402	$14,062,267	$—	$91,119,669

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	|	DWS Communications Fund

Statement of Assets and Liabilities

as of December 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $76,479,231) — including $453,544 of securities loaned	$90,334,467
Investment in DWS Government & Agency Securities Portfolio (cost $488,996)*	488,996
Investment in DWS Central Cash Management Government Fund (cost $296,206)	296,206
Cash	10,000
Foreign currency, at value (cost $106,476)	105,651
Receivable for Fund shares sold	580
Dividends receivable	124,313
Interest receivable	29,619
Foreign taxes recoverable	15,873
Other assets	19,895
Total assets	91,425,600

Liabilities
Payable upon return of securities loaned	488,996
Payable for Fund shares redeemed	87,994
Accrued management fee	73,409
Accrued Trustees’ fees	1,613
Other accrued expenses and payables	160,401
Total liabilities	812,413
Net assets, at value	$90,613,187

Net Assets Consist of
Distributable earnings (loss)	8,332,220
Paid-in capital	82,280,967
Net assets, at value	$90,613,187

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Communications Fund	|	17

Statement of Assets and Liabilities as of December 31, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($85,369,645 ÷ 3,310,122 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.79

Maximum offering price per share (100 ÷ 94.25 of $25.79)	$27.36
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,665,582 ÷ 71,808 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.19
Institutional Class

Net Asset Value, offering and redemption price per share ($3,577,960 ÷ 135,499 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.41

The accompanying notes are an integral part of the financial statements.

18	|	DWS Communications Fund

Statement of Operations

for the year ended December 31, 2019

Investment Income

Income:

Dividends (net of foreign taxes withheld of $22,438)	$1,078,043
Interest	316,962
Income distributions — DWS Central Cash Management Government Fund	44,933
Securities lending income, net of borrower rebates	13,227
Total income	1,453,165
Expenses:

Management fee	880,846
Administration fee	88,085
Services to shareholders	131,071
Distribution and service fees	206,365
Custodian fee	5,180
Professional fees	71,880
Reports to shareholders	44,948
Registration fees	46,183
Trustees’ fees and expenses	6,250
Other	15,644
Total expenses before expense reductions	1,496,452
Expense reductions	(77,455)
Total expenses after expense reductions	1,418,997
Net investment income	34,168

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	638,626
Foreign currency	(278)
638,348
Change in net unrealized appreciation (depreciation) on:

Investments	19,122,116
Foreign currency	2,139
19,124,255
Net gain (loss)	19,762,603
Net increase (decrease) in net assets resulting from operations	$19,796,771

The accompanying notes are an integral part of the financial statements.

DWS Communications Fund	|	19

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$34,168	$1,790,557
Net realized gain (loss)	638,348	(5,818,735)
Change in net unrealized appreciation (depreciation)	19,124,255	(5,880,300)
Net increase (decrease) in net assets resulting from operations	19,796,771	(9,908,478)
Distributions to shareholders:

Class A	(50,296)	(11,798,309)
Class C	—	(263,175)
Institutional Class	(10,964)	(326,534)
Total distributions	(61,260)	(12,388,018)
Fund share transactions:

Proceeds from shares sold	6,546,189	4,284,903
Reinvestment of distributions	57,748	11,433,253
Payments for shares redeemed	(13,889,606)	(15,860,305)
Net increase (decrease) in net assets from Fund share transactions	(7,285,669)	(142,149)
Increase (decrease) in net assets	12,449,842	(22,438,645)
Net assets at beginning of period	78,163,345	100,601,990

Net assets at end of period	$90,613,187	$78,163,345

The accompanying notes are an integral part of the financial statements.

20	|	DWS Communications Fund

Financial Highlights

	Years Ended December 31,
Class A	2019	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$20.47	$26.96	$25.27	$23.99		$23.89
Income (loss) from investment operations:

Net investment income (loss)[a]	.01	.51	.48	.50		.40
Net realized and unrealized gain (loss)	5.33	(3.33)	1.62	1.87	[b]	.07	[b]
Total from investment operations	5.34	(2.82)	2.10	2.37		.47
Less distributions from:

Net investment income	(.02)	(.46)	(.41)	(.65)		(.37)
Net realized gains	—	(3.21)	—	—		—
Return of capital	—	—	—	(.44)		—
Total distributions	(.02)	(3.67)	(.41)	(1.09)		(.37)
Redemption fees	—	—	.00 *	.00	*	.00	*
Net asset value, end of period	$25.79	$20.47	$26.96	$25.27		$23.99
Total Return (%)[c,d]	26.06	(10.62)	8.32	9.89	[b]	1.96	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	75	95	100		104
Ratio of expenses before expense reductions (%)	1.69	1.70	1.70	1.81		1.69
Ratio of expenses after expense reductions (%)	1.60	1.55	1.60	1.61		1.61
Ratio of net investment income (loss) (%)	.05	1.97	1.83	1.98		1.62
Portfolio turnover rate (%)	22	70	70	13		15

[a]	Based on average shares outstanding during the period.

[b]

During the years ended December 31, 2015 and December 31, 2016, the Fund benefitted from the receipt of partial and final distributions of a claim for which Lehman Brothers was the counterparty that was higher than the estimated recovery value. The impact of this claim amounted to $.49 and $.86 per share, respectively. Excluding the distribution, total return would have been 1.99% and 3.42% lower, respectively.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Communications Fund	|	21

	Years Ended December 31,
Class C	2019	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$18.54	$24.77	$23.21	$22.03		$21.94
Income (loss) from investment operations:

Net investment income (loss)[a]	(.15)	.34	.26	.29		.20
Net realized and unrealized gain (loss)	4.80	(3.10)	1.49	1.71	[b]	.07	[b]
Total from investment operations	4.65	(2.76)	1.75	2.00		.27
Less distributions from:

Net investment income	—	(.26)	(.19)	(.38)		(.18)
Net realized gains	—	(3.21)	—	—		—
Return of capital	—	—	—	(.44)		—
Total distributions	—	(3.47)	(.19)	(.82)		(.18)
Redemption fees	—	—	.00 *	.00	*	.00	*
Net asset value, end of period	$23.19	$18.54	$24.77	$23.21		$22.03
Total Return (%)[c,d]	25.08	(11.32)	7.53	9.09	[b]	1.20	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	4	5		5
Ratio of expenses before expense reductions (%)	2.46	2.48	2.53	2.62		2.54
Ratio of expenses after expense reductions (%)	2.35	2.30	2.35	2.36		2.36
Ratio of net investment income (loss) (%)	(.68)	1.41	1.07	1.27		.88
Portfolio turnover rate (%)	22	70	70	13		15

[a]	Based on average shares outstanding during the period.

[b]

During the years ended December 31, 2015 and December 31, 2016, the Fund benefitted from the receipt of partial and final distributions of a claim for which Lehman Brothers was the counterparty that was higher than the estimated recovery value. The impact of this claim amounted to $.49 and $.86 per share, respectively. Excluding the distribution, total return would have been 1.99% and 3.42% lower, respectively.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Communications Fund

	Years Ended December 31,
Institutional Class	2019	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$20.96	$27.52	$25.80	$24.48		$24.39
Income (loss) from investment operations:

Net investment income (loss)[a]	.07	.59	.56	.58		.59
Net realized and unrealized gain (loss)	5.46	(3.40)	1.65	1.92	[b]	(.06)[b]
Total from investment operations	5.53	(2.81)	2.21	2.50		.53
Less distributions from:

Net investment income	(.08)	(.54)	(.49)	(.74)		(.44)
Net realized gains	—	(3.21)	—	—		—
Return of capital	—	—	—	(.44)		—
Total distributions	(.08)	(3.75)	(.49)	(1.18)		(.44)
Redemption fees	—	—	.00 *	.00	*	.00 *
Net asset value, end of period	$26.41	$20.96	$27.52	$25.80		$24.48
Total Return (%)[c]	26.39	(10.41)	8.58	10.22	[b]	2.17 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	2	2		2
Ratio of expenses before expense reductions (%)	1.44	1.45	1.47	1.57		1.42
Ratio of expenses after expense reductions (%)	1.36	1.30	1.35	1.36		1.36
Ratio of net investment income (loss) (%)	.27	2.23	2.07	2.23		2.34
Portfolio turnover rate (%)	22	70	70	13		15

[a]	Based on average shares outstanding during the period.

[b]

During the years ended December 31, 2015 and December 31, 2016, the Fund benefitted from the receipt of partial and final distributions of a claim for which Lehman Brothers was the counterparty that was higher than the estimated recovery value. The impact of this claim amounted to $.49 and $.86 per share, respectively. Excluding the distribution, total return would have been 1.99% and 3.42% lower, respectively.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Communications Fund	|	23

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Communications Fund (the “Fund”) is a non-diversified series of Deutsche DWS Securities Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2

24	|	DWS Communications Fund

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s

DWS Communications Fund	|	25

financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2019, the Fund has securities on loan, which are classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

26	|	DWS Communications Fund

As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $5,525,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($321,000) and long-term losses ($5,204,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

DWS Communications Fund	|	27

distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as a follows:

Capital loss carryforward	$(5,525,000)
Unrealized appreciation (depreciation) on investments	$13,853,513

At December 31, 2019, the aggregate cost of investments for federal income tax purposes was $77,266,156. The net unrealized appreciation for all investments based on tax cost was $13,853,513. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $16,017,145 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,163,632.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2019	2018
Distributions from ordinary income*	$61,260	$12,388,018

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

28	|	DWS Communications Fund

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term instruments) aggregated $18,919,533 and $24,568,500, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $100 million of the Fund’s average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

Accordingly, for the year ended December 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.00% of the Fund’s average daily net assets.

DWS Communications Fund	|	29

For the period from January 1, 2019 through April 30, 2019, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.55%
Class C	2.30%
Institutional Class	1.30%

Effective May 1, 2019 through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.63%
Class C	2.38%
Institutional Class	1.38%

For the year ended December 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$73,490
Class C	1,860
Institutional Class	2,105
$77,455

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2019, the Administration Fee was $88,085, of which $7,681 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

30	|	DWS Communications Fund

fee they receive from the Fund. For the year ended December 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2019
Class A	$42,202	$7,000
Class C	730	137
Institutional Class	279	27
	$43,211	$7,164

In addition, for the year ended December 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$62,722
Class C	1,677
Institutional Class	2,368
$66,767

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of the Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2019
Class C	$12,689	$1,050

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2019	Annual Rate
Class A	$189,778	$32,991	.23%
Class C	3,898	868	.23%
	$193,676	$33,859

DWS Communications Fund	|	31

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2019 aggregated $1,006.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended December 31, 2019, the CDSC for Class C shares aggregated $524. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $14,178, all of which $6,689 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $995.

32	|	DWS Communications Fund

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2019.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	202,286	$4,905,763	113,654	$2,912,822
Class C	16,137	341,840	8,189	163,045
Institutional Class	53,406	1,298,586	45,408	1,209,036
		$6,546,189		$4,284,903

Shares issued to shareholders in reinvestment of distributions
Class A	1,838	$47,117	525,916	$10,947,450
Class C	—	—	9,193	175,160
Institutional Class	405	10,631	14,589	310,643
		$57,748		$11,433,253

Shares redeemed
Class A	(536,374)	$(12,868,073)	(507,522)	$(12,740,655)
Class C	(28,546)	(620,491)	(99,517)	(2,377,538)
Institutional Class	(16,295)	(401,042)	(28,577)	(742,112)
		$(13,889,606)		$(15,860,305)

Net increase (decrease)
Class A	(332,250)	$(7,915,193)	132,048	$1,119,617
Class C	(12,409)	(278,651)	(82,135)	(2,039,333)
Institutional Class	37,516	908,175	31,420	777,567
		$(7,285,669)		$(142,149)

DWS Communications Fund	|	33

F. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

34	|	DWS Communications Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Communications Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Communications Fund (the “Fund”) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust”), including the investment portfolio, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at December 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2018, and the financial highlights for the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Communications Fund	|	35

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 26, 2020

36	|	DWS Communications Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2019 to December 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A and C shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A and C shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Communications Fund	|	37

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Institutional Class
Beginning Account Value 7/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,077.90	$1,073.60	$1,079.50
Expenses Paid per $1,000*	$8.54	$12.44	$7.23

Hypothetical 5% Fund Return	Class A	Class C	Institutional Class
Beginning Account Value 7/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/19	$1,016.99	$1,013.21	$1,018.25
Expenses Paid per $1,000*	$8.29	$12.08	$7.02

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Institutional Class
DWS Communications Fund	1.63%	2.38%	1.38%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2019, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $955,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

38	|	DWS Communications Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Communications Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Communications Fund	|	39

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended

40	|	DWS Communications Fund

December 31, 2018. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund was sub-scale, potentially resulting in significant fluctuations in percentile rankings from year to year.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits

DWS Communications Fund	|	41

attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

42	|	DWS Communications Fund

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Communications Fund	|	43

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	77	—

44	|	DWS Communications Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	77	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	77	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	77	Director, Aberdeen Japan Fund (since 2007)

DWS Communications Fund	|	45

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	77	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	77	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)

46	|	DWS Communications Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Communications Fund	|	47

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A and C also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. This Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

48	|	DWS Communications Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This wellresourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTICX	FLICX
CUSIP Number	25159L 729	25159L 695	25159L 687
Fund Number	432	732	532

DWS Communications Fund	|	49

Notes

Notes

Notes

Notes

Notes

Notes

DCF-2

(R-025780-9 2/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS communications fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$48,933	$0	$8,565	$0
2018	$52,892	$0	$0	$1,500

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended December 31, 2018.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended December 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended December 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended December 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,565	$740,482	$0	$749,047
2018	$1,500	$0	$0	$1,500

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended December 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/28/2020